Exhibit 99.3

UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

The unaudited interim consolidated financial statements set forth below are for FNB Bancorp prior to the acquisition of Oceanic Holding, Inc. The financial statements were prepared for periods preceding the Oceanic Holding, Inc. acquisition date and do not include any merger related adjustments for the periods presented.

FNB BANCORP AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

ASSETS

	June 30,	December 31,
(Dollar amounts in thousands)	2012	2011

Cash and due from banks	$44,856	$38,474
Securities available-for-sale, at fair value	203,548	187,664.00
Loans, net of deferred loan fees and allowance for loan losses of $8,458 and $9,897 on June 30, 2012 and December 31, 2011	453,300	443,721.00
Bank premises, equipment, and leasehold improvements, net	12,916	13,227.00
Bank owned life insurance	11,594	9,521.00
Other equity securities	4,603	4,608.00
Accrued interest receivable	3,621	3,614.00
Other real estate owned, net	1,923	2,747.00
Goodwill	1,841	1,841.00
Prepaid expenses	1,609	2,107.00
Other assets	8,939	8,117.00
Total assets	$748,750	$715,641

Liabilities & Stockholders’ Equity

Deposits
Demand, noninterest bearing	$159,370	$139,382
Demand, interest bearing	63,971	63,308
Savings and money market	323,372	310,237
Time	105,130	108,851
Total deposits	651,843	621,778

Accrued expenses and other liabilities	7,586	6,667
Total liabilities	659,429	628,445

Stockholders’ equity
Preferred stock - series C - no par value, authorized and outstanding 12,600 shares (liquidation preference of $1,000 per share)	12,600	12,600
Common stock, no par value, authorized 10,000,000 shares; issued and outstanding 3,514,745 shares at June 30, 2012 and 3,506,405 shares at December 31, 2011	49,097	48,895
Retained earnings	24,179	22,427
Accumulated other comprehensive earnings , net of tax	3,445	3,274
Total stockholders’ equity	89,321	87,196
Total liabilities and stockholders’ equity	$748,750	$715,641

FNB BANCORP AND SUBSIDIARY

CONSOLIDATED STATEMENT OF EARNINGS

(UNAUDITED)

(Dollar amounts and average shares are in thousands, except earnings per share amounts)

			Twelve
	Six months ended		Months
	June 30,		Ended
	2012	2011	Dec. 31, 2011
Interest income:
Interest and fees on loans	$13,513	$14,845	$29,320
Interest on taxable securities	1,230	866	1,910
Interest on tax-exempt securities	1,017	778	1,667
Total interest income	15,760	16,489	32,897
Interest expense:
Deposits	1,337	1,741	3,327
Total interest expense	1,337	1,741	3,327
Net interest income	14,423	14,748	29,570
Provision for loan losses	800	850	1,750
Net interest income after provision for loan losses	13,623	13,898	27,820
Noninterest income:
Service charges	1,496	1,508	3,107
Credit card fees	308	328	701
Net gain on sale of available-for-sale securities	809	150	479
Bank owned life insurance earnings	578	165	325
Other income	144	251	467
Total noninterest income	3,335	2,402	5,079
Noninterest expense:
Salaries and employee benefits	7,419	6,909	13,726
Occupancy expense	1,198	1,141	2,331
Equipment expense	878	825	1,722
Professional fees	971	757	1,668
FDIC assessment	336	675	1,155
Telephone, postage and supplies	549	611	1,149
Operating (recoveries) losses	52	234	571
Bankcard expenses	313	301	658
Data processing expense	276	286	560
Low income housing expense	139	139	278
(Gain) loss on sale of other real estate owned	(4)	(66)	(66)
Loss on impairment of other real estate owned	—	230	543
Other real estate owned expense	51	261	439
Other expense	1,373	1,217	2,340
Total noninterest expense	13,551	13,520	27,074
Earnings before provision for income tax expense	3,407	2,780	5,825
Provision for income tax expense	891	797	1,568
Net earnings	2,516	1,983	4,257
Dividends and discount accretion on preferred stock	343	428	800
Net earnings available to common stockholders	$2,173	$1,555	$3,457

Earnings per share data:
Basic	$0.62	$0.44	$0.99
Diluted	$0.61	$0.44	$0.98
Weighted average shares outstanding:
Basic	3,512	3,509	3,509
Diluted	3,563	3,528	3,528

FNB BANCORP AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

			Twelve
(Dollar amounts in thousands)	Six months ended		Months
	June 30		Ended
	2012	2011	Dec. 31, 2011
Cash flow from operating activities:
Net earnings	$2,516	$1,983	$4,257
Adjustments to reconcile net earnings to net cash provided by operating activities:
Net gain on sale of securities available-for-sale	(809)	(150)	(479)
Depreciation, amortization and accretion	1,680	1,332	2,803
Loss (gain) on sale of other real estate owned	5	(66)	(66)
Stock-based compensation expense	121	154	293
Provision for loan losses	800	850	1,750
(Increase) decrease in accrued interest receivable	(7)	691	(308)
Decrease in prepaid expense	498	877	151
Increase in bank-owned life insurance	(2,073)	(166)	(325)
(Increase) decrease in other assets	(801)	25	2,568
Valuation allowance on other real estate owned	—	230	543
Increase (decrease) in accrued expenses and other liabilities	800	(205)	(925)
Net cash provided by operating activities	2,730	5,555	10,262

Cash flows from investing activities:
Purchase of securities available-for-sale	(43,995)	(29,786)	(98,861)
Proceeds from matured/called/sold securities available-for-sale	28,269	14,655	41,694
Investment, net of redemption, in other equity securities	5	317	638
Proceeds from sale of other real estate owned	832	4,078	4,078
Net investment in other real estate owned	(13)	—	(3)
Net (increase) decrease in loans	(10,379)	14,222	28,738
Purchases of bank premises, equipment, leasehold improvements, net	(427)	(842)	(1,179)
Net cash (used in) provided by investing activities	(25,708)	2,644	(24,895)

Cash flows from financing activities:
Net increase in demand and savings deposits	33,786	11,854	9,887
Net decrease in time deposits	(3,721)	(11,786)	(16,549)
Dividends paid on common stock	(421)	(167)	(571)
Exercise of stock options	59	7	11
Issuance of preferred stock series C	—	—	12,600
Redemption of preferred stock series A and B	—	—	(12,600)
Dividends paid on preferred stock series A and B	—	(327)	(545)
Dividends on preferred stock series C	(343)	—	—
Net cash (used in) provided by financing activities	29,360	(419)	(7,767)
NET INCREASE IN CASH AND CASH EQUIVALENTS	6,382	7,780	(22,400)
Cash and cash equivalents at beginning of period	38,474	60,874	60,874
Cash and cash equivalents at end of period	$44,856	$68,654	$38,474

Additional cash flow information:
Interest paid	1,338	1,728	3,345
Income taxes paid	930	1,090	1,955
Non-cash investing and financing activities:
Change in unrealized gain in available for-sale securities, net of tax	648	1,444	3,037
Loans transferred to other real estate owned	—	—	619
Deemed dividends on preferred stock	—	101	255

FNB BANCORP AND SUBSIDIARY

Notes to Unaudited Interim Consolidated Financial Statements

Note 1. Nature of Business and Summary of Significant Accounting Policies

Nature of Business

FNB Bancorp (the “Company”) is a bank holding company registered under the Bank Holding Company Act of 1956, as amended. The Company was incorporated under the laws of the State of California on February 28, 2001. The consolidated financial statements include the accounts of FNB Bancorp and its wholly-owned subsidiary, First National Bank of Northern California (the “Bank”). The Bank provides traditional banking services in San Mateo and San Francisco counties.

Use of estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. A material estimate that is particularly susceptible to significant change in the near term relates to the determination of the allowance for loan losses.

Interim financial information

The accompanying unaudited consolidated financial statements as of June 30, 2012 and for the six months ended June 30, 2012 and 2011 and for the twelve months ended December 31, 2011 have been prepared in condensed format, and therefore do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

The information furnished in these interim statements reflects all adjustments that are, in the opinion of management, necessary for a fair statement of the results for each respective period presented. Such adjustments are of a normal recurring nature. The results of operations in the interim statements are not necessarily indicative of the results that may be expected for any other quarter or for the full year.

A statement of stockholders’ equity is not included as part of these interim financial statements since there have been no material changes in the capital structure of the Bank.

Legal matters

The Bank is subject to various claims, legal proceedings and investigations that may arise in the ordinary course of business. Management believes the resolution of claims and pending litigation will not have a material effect to the financial position or results of operations of the Bank.